CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
 PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth Cunningham, President and Chief Executive Officer of Miranda Gold Corp. (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)
the Annual Report on Form 20-F of the Company, for the year ended August 31, 2004, and to which this certification is attached as Exhibit 32.1 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and; and

(ii)	the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth Cunningham
By:
Name:	Kenneth Cunningham
Title:	President and Chief Executive Officer

Date: May 17, 2005